Exhibit 99.2

INDEPENDENT AUDITOR’S REPORT

To the Shareholder

With You, Inc. and Corny Dog, Inc.

We have audited the accompanying combined financial statements of With You, Inc. and Corny Dog, Inc. (collectively the “Company”), which comprise the combined balance sheets as of December 31, 2014, 2013 and 2012 and the related combined statements of operations, changes in shareholder’s equity and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board (United States) and in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of With You, Inc. and Corny Dog, Inc. as of December 31, 2014, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

New York, New York

June 24, 2015

F-2

WITH YOU, INC. AND CORNY DOG, INC.

COMBINED BALANCE SHEETS

	March 31,	December 31,
	2015	2014	2013	2012
	(Unaudited)
Assets
Current Assets
Cash	$775,879	$2,406,854	$1,502,167	$2,281,643
Accounts Receivable	2,479,838	124,868	3,400,646	3,162,258
Prepaid Commissions	-	575,109	-	-
Prepaid Expenses and Other Current Assets	43,677	134,306	55,886	31,140
Loans Receivable from Officer	3,029,447	2,562,368	1,710,061	-
Total Assets	$6,328,841	$5,803,505	$6,668,760	$5,475,041

Liabilities and Shareholder's Equity
Current Liabilities
Accrued Expenses	$150,718	$221,869	$335,988	$203,753
Deferred Revenue	-	1,437,773	-	-
Accrued Commissions	861,858	-	1,193,033	1,145,649
Loan Payable to Officer	-	-	-	34,223
Total Liabilities	1,012,576	1,659,642	1,529,021	1,383,625

Commitments and Contingencies

Shareholder's Equity
Common Stock, $1.00 par value; 2,000 shares authorized; 2,000 shares issued and outstanding	2,000	2,000	2,000	2,000
Retained Earnings	5,314,265	4,141,863	5,137,739	4,089,416
Total Shareholder's Equity	5,316,265	4,143,863	5,139,739	4,091,416

Total Liabilities and Shareholder's Equity	$6,328,841	$5,803,505	$6,668,760	$5,475,041

See Notes to Combined Financial Statements.

F-3

WITH YOU, INC. AND CORNY DOG, INC.

COMBINED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,		Years Ended December 31,
	2015	2014	2014	2013	2012
	(Unaudited)	(Unaudited)
Revenues
Royalties	$3,917,611	$3,704,141	$13,680,776	$12,830,869	$12,956,314
Endorsements	-	1,500,000	2,350,000	1,000,000	1,000,000
Reimbursed Expenses	39,347	101,964	381,208	365,336	306,997
Media and Other Appearances	12,325	7,623	813,735	953,404	2,242,765
Total Revenues	3,969,283	5,313,728	17,225,719	15,149,609	16,506,076

Operating Expenses
General and Administrative	608,633	645,839	3,481,938	2,490,981	2,323,588
Commissions	1,436,968	1,733,231	5,676,637	5,191,716	5,358,650
Payroll and Related Costs	751,280	1,951,403	9,063,020	6,418,589	7,509,229
Total Operating Expenses	2,796,881	4,330,473	18,221,595	14,101,286	15,191,467

Net Income (Loss)	$1,172,402	$983,255	$(995,876)	$1,048,323	$1,314,609

See Notes to Combined Financial Statements.

F-4

WITH YOU, INC. AND CORNY DOG, INC.

COMBINED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Common Stock, $1.00 par value	Retained Earnings	Total Shareholder's Equity
Balance, January 1, 2012	$2,000	$3,524,807	$3,526,807

Distribution to Shareholder	-	(750,000)	(750,000)

Net Income	-	1,314,609	1,314,609

Balance, December 31, 2012	2,000	4,089,416	4,091,416

Net Income	-	1,048,323	1,048,323

Balance, December 31, 2013	2,000	5,137,739	5,139,739

Net Loss	-	(995,876)	(995,876)

Balance, December 31, 2014	2,000	4,141,863	4,143,863

Net Income (unaudited)	-	1,172,402	1,172,402

Balance, March 31, 2015 (unaudited)	$2,000	$5,314,265	$5,316,265

See Notes to Combined Financial Statements.

F-5

WITH YOU, INC. AND CORNY DOG, INC.

COMBINED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,		Years Ended December 31,
	2015	2014	2014	2013	2012
	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities:
Net income (loss)	$1,172,402	$983,255	$(995,876)	$1,048,323	$1,314,609
Changes in operating assets and liabilities:
Accounts receivable	(2,354,970)	(303,495)	3,275,778	(238,389)	281,183
Prepaid commissions	575,109	-	(575,109)	-	-
Prepaid expenses and other current assets	90,629	13,395	(78,420)	(24,746)	(23,875)
Accrued expenses	(71,152)	(152,300)	(114,119)	132,236	(132,172)
Deferred revenue	(1,437,773)	-	1,437,773	-	-
Accrued commissions	861,858	230,061	(1,193,033)	47,384	(163,896)
Net cash (used in) provided by operating activities	(1,163,897)	770,916	1,756,994	964,808	1,275,849
Cash Flows from Investing Activities:
(Loans to) repayments by Officer	(467,078)	271,964	(852,307)	(1,744,284)	101,986
Net cash (used in) provided by investing activities	(467,078)	271,964	(852,307)	(1,744,284)	101,986
Cash Flows from Financing Activities:
Distribution to shareholder	-	-	-	-	(750,000)
Net cash used in financing activities	-	-	-	-	(750,000)

Net Change in Cash	(1,630,975)	1,042,880	904,687	(779,476)	627,835
Cash - Beginning of period	2,406,854	1,502,167	1,502,167	2,281,643	1,653,808
Cash - End of period	$775,879	$2,545,047	$2,406,854	$1,502,167	$2,281,643

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$15,242	$12,570	$7,957	$20,915	$21,784

See Notes to Combined Financial Statements.

F-6

WITH YOU, INC. AND CORNY DOG, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2014, 2013 AND 2012

(Information as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 is unaudited)

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Overview

With You, Inc. (“With You”) and Corny Dog, Inc. (“Corny Dog” and, together with With You, the “Company”), both California corporations, own all assets related to (i) the worldwide business of creating, designing, developing, manufacturing, marketing, selling and licensing all consumer related lifestyle products, including, but not limited to, all categories within the fashion, home, beauty, personal care, baby, crafts, pets, holiday, seasonal, bridal, celebrations, travel, floral and food industry segments, with certain exclusions, of the Jessica Simpson® brand, (ii) the exploitation of intellectual property and related rights associated with the celebrity and personality rights, subject to certain exceptions, of Jessica Simpson and (iii) all lines of business reasonably related or ancillary thereto.

The Company owns the Jessica Simpson Collection (the “Jessica Simpson Brand”), a signature lifestyle concept inspired by and designed in collaboration with Jessica Simpson. The Jessica Simpson Brand offers 31 product categories including footwear, apparel, fragrance, fashion accessories, maternity apparel, girls clothing and home goods. The Jessica Simpson Brand is supported by a master license which has nearly 20 sub-licensees and has strong department store distribution through Dillard’s, Macy’s, Belk, Lord & Taylor and Nordstrom.

With You and Corny Dog are under common control, whereby Jessica Simpson is the sole shareholder of With You and Corny Dog.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination

The accompanying combined financial statements include the combined accounts of With You and Corny Dog. All significant intercompany balances and transactions have been eliminated in the combination.

Basis of Presentation – Interim

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim information. These statements are unaudited but, in the opinion of management, reflect all adjustments, which are of a normal, recurring nature, necessary for a fair presentation of the Company’s financial position, results of operations, cash flows and changes in shareholder’s equity as of and for the three months ended March 31, 2015 and 2014. Operating results for the three months ended March 31, 2015 and 2014 are not necessarily indicative of results that may be expected for the fiscal year as a whole.

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the combined financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

Cash and Cash Equivalents

The Company considers all highly-liquid investments with original maturities of three months or less to be cash equivalents. The Company did not have any cash equivalents at March 31, 2015, December 31, 2014, 2013 and 2012.

F-7

WITH YOU, INC. AND CORNY DOG, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2014, 2013 AND 2012

(Information as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 is unaudited)

Accounts Receivable

Accounts receivable represent revenue recognized in advance of invoicing the licensee. The Company’s policy is to reserve for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company periodically reviews its accounts receivable to determine whether an allowance for doubtful accounts is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company has deemed it unnecessary to establish an allowance for doubtful accounts as of March 31, 2015, December 31, 2014, 2013 and 2012.

Revenue Recognition

The Company primarily generates revenue from licensing arrangements, endorsements, commercials, magazine and other photo opportunities and television appearances. The Company also receives reimbursements for out-of-pocket expenses.

Royalties: With You has a license agreement that provides revenues based on a percentage of defined sales. Royalty payments are recognized as income during the period corresponding to the licensee’s sales. Advanced royalty payments are recorded as deferred revenue at the time payment is received and recognized as revenue as earned. Revenue is not recognized unless collectability is reasonably assured.

Endorsements and Media and Other Appearances: Revenue related to endorsements and media and other appearances is recognized as income when all services have been performed.

Reimbursed expenses: In accordance with Accounting Standards Codification (“ASC”) 605-45-45-23, reimbursements received for out-of-pocket expenses incurred are characterized as revenue in the accompanying combined statements of operations.

Income Taxes

The Company is taxed as an S corporation for Federal and state income tax purposes, whereby the Company's income is reported by the shareholder. Accordingly, no provision other than required minimums has been made for Federal or state income taxes.

The Company's Federal and state income tax returns prior to fiscal year 2012 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. The Company has no unrecognized tax benefits at March 31, 2015, December 31, 2014, 2013 and 2012.

If applicable, the Company recognizes interest and penalties associated with uncertain tax positions as part of the income tax provision and includes accrued interest and penalties with the related tax liability in the combined balance sheets.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, accounts receivable and loans receivable from officer. The Company maintains its cash accounts in financial institutions which, at times may exceed the Federal depository insurance coverage of $250,000. At March 31, 2015, December 31, 2014, 2013 and 2012, the Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts. Concentration of credit risk with respect to accounts receivable is minimal due to the collection history and the nature of the Company’s royalty revenues. Concentration of credit risk with respect to loans receivable from officer is minimal due to the collection history and financial stability of the officer.

Customer Concentrations

During the year ended December 31, 2014, one licensee and one customer accounted for 79.4% and 13.6%, respectively, of the Company’s revenues. During the years ended December 31, 2013 and 2012, one licensee accounted for 84.7% and 78.5%, respectively, of the Company’s revenues. During the three months ended March 31, 2015, one licensee accounted for 98.7% of the Company’s revenues. During the three months ended March 31, 2014, one licensee and one customer accounted for 69.7% and 28.2%, respectively, of the Company’s revenues. At December 31, 2014, 2013 and 2012 and at March 31, 2015, one licensee accounted for 100% of the Company’s accounts receivable.

F-8

WITH YOU, INC. AND CORNY DOG, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2014, 2013 AND 2012

(Information as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 is unaudited)

NOTE 3 – SHAREHOLDER’S EQUITY

During the year ended December 31, 2012, the Company made a distribution to its shareholder in the amount of $750,000.

NOTE 4 – PROFIT SHARING PLAN

The Company has established a 401(k) profit-sharing plan for the benefit of eligible employees. The Company may make contributions to the plan as determined by the Company. The Company recorded matching contribution expenses of $0, $0, $127,030, $134,750 and $118,349 for the three months ended March 31, 2015 and 2014 and the years ended December 31, 2014, 2013 and 2012, respectively.

NOTE 5 – RELATED PARTY TRANSACTIONS

Loans Receivable from Officer

From time to time, the Company will advance funds to the shareholder or pay certain personal expenses on her behalf. The loans are non-interest bearing, unsecured and due on demand. As of March 31, 2015, December 31, 2014 and 2013, loans receivable from the shareholder amounted to $3,029,447, $2,562,368 and $1,710,061. As of December 31, 2012, loans payable to the shareholder amounted to $34,223.

Commission Arrangement

On January 5, 2009, With You entered a commission agreement with Tina Simpson, the mother of Jessica Simpson, whereby Tina Simpson performs services related to the design and development of licensed and sub-licensed products for the licensing program consisting of a master licensing agreement, as amended, and other commercial agreements (the “Simpson Licensing Program”). In exchange for her services, Tina Simpson is to receive 40% of all income received by With You (excluding reimbursed expenses) from (a) the Simpson Licensing Program; (b) a sale of stock, shares or assets of With You; and/or (c) a sale or other transfer of rights of the Jessica Simpson® brand. For the three months ended March 31, 2015 and 2014 and the years ended December 31, 2014, 2013 and 2012, Tina Simpson earned commissions of $1,436,968, $1,423,094, $5,216,500, $4,947,707 and $4,890,684, respectively.

Corny Dog entered into a verbal commission agreement with Joseph Simpson, the father of Jessica Simpson, whereby a company owned by Joseph Simpson receives a commission equal to 20% of certain revenues earned by Corny Dog in exchange for managerial services provided by Joseph Simpson. For the three months ended March 31, 2015 and 2014 and the years ended December 31, 2014, 2013 and 2012, Joseph Simpson earned commissions of $0, $310,137, $460,137, $244,009 and $467,966, respectively.

NOTE 6 – COMMITMENTS

Prior to January 1, 2012, the Company entered into a verbal agreement with a consultant pursuant to which the consultant receives a fee of 5% of all revenues earned by the Company (excluding reimbursed expenses) in exchange for accounting and business management services. For the years ended December 31, 2014, 2013 and 2012, consultant expenses amounted to $842,954, $737,060 and $807,829, respectively. For the three months ended March 31, 2015 and 2014, consultant expenses amounted to $196,546 and $262,889, respectively. Such expenses are included in general and administrative expenses in the accompanying combined statements of operations.

Prior to January 1, 2012, Corny Dog entered into a verbal agreement with its legal counsel pursuant to which its legal counsel receives a fee based on revenues earned by Corny Dog (excluding reimbursed expenses) in exchange for legal services. For the years ended December 31, 2014, 2013 and 2012, legal expenses amounted to $230,250, $106,750 and $168,195, respectively. For the three months ended March 31, 2015 and 2014, legal expenses amounted to $109,582 and $194,946, respectively. Such expenses are included in general and administrative expenses in the accompanying combined statements of operations.

NOTE 7 – SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up through June 24, 2015, the date that the combined financial statements were issued, for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the combined financial statements were issued are disclosed as subsequent events, while the combined financial statements are adjusted to reflect any conditions that existed at the balance sheet date. Based upon this review, except as discussed below, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the combined financial statements.

F-9

WITH YOU, INC. AND CORNY DOG, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2014, 2013 AND 2012

(Information as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 is unaudited)

On April 1, 2015, Sequential Brands Group, Inc. (“Sequential Brands”) entered into a purchase agreement (the “JS Purchase Agreement”) with the Company, With You LLC, a Delaware limited liability company (“NewCo”), and Jessica Simpson, in her capacity as the sole shareholder of the Company. NewCo owns all assets related to (i) the worldwide business of creating, designing, developing, manufacturing, marketing, selling and licensing all consumer related lifestyle products, including, but not limited to, all categories within the fashion, home, beauty, personal care, baby, crafts, pets, holiday, seasonal, bridal, celebrations, travel, floral and food industry segments, with certain exclusions, of the Jessica Simpson® brand, (ii) the exploitation of intellectual property and related rights associated with the celebrity and personality rights, subject to certain exceptions, of Jessica Simpson and (iii) all lines of business reasonably related or ancillary thereto (including the establishment and operation of retail stores).

Pursuant to the terms of the JS Purchase Agreement, Sequential Brands purchased membership interests in NewCo for an aggregate purchase price consisting of (a) $117.5 million in cash and (b) 97,087 shares of Sequential Brand’s common stock. After giving effect to the transactions contemplated by the JS Purchase Agreement, Sequential Brands owns 62.5% of the outstanding membership interests in NewCo and With You owns 37.5% of the outstanding membership interests in NewCo. In connection with the JS Purchase Agreement, Sequential Brands and With You entered into an operating agreement for NewCo, pursuant to which Sequential Brands and With You agreed to certain rights and obligations with respect to the governance of NewCo.

F-10